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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                          ----------------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

       Date of Report (Date of earliest event reported): February 29, 2000

                             VEECO INSTRUMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                      0-16244                   11-2989601
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
OF INCORPORATION)                   FILE NUMBER)             IDENTIFICATION NO.)

       TERMINAL DRIVE, PLAINVIEW, NEW YORK                        11803
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

Registrant's telephone number, including area code:   (516) 349-8300

                                NOT APPLICABLE.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Item 5.  Other Events.

         On February 29, 2000, Veeco Instruments Inc., a Delaware corporation ("Veeco"), entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated February 29, 2000 among Veeco, Veeco Acquisition Corp. ("Acquisition"), a Delaware corporation and CVC, Inc. ("CVC"), a Delaware corporation. Pursuant to the Merger Agreement, Acquisition will be merged with and into CVC. Pursuant to the Merger Agreement, each share of CVC's common stock issued and outstanding immediately prior to the effective time of the merger shall be converted into the right to receive 0.43 shares of Veeco common stock.

         The purchase price for the transaction was determined by arms-length negotiations among the respective parties. The merger is intended to be accounted for as a pooling-of-interests.

         On March 1, 2000, Veeco issued a press release announcing the execution of the Merger Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         c.       Exhibits

EXHIBIT NO.                       DESCRIPTION OF DOCUMENT
   5.1                Agreement and Plan of Merger, dated February 29,
                      2000, among Veeco Instruments Inc., Veeco
                      Acquisition Corp. and CVC, Inc.

   5.2                Company Stockholders Voting Agreement, dated
                      February 29, 2000, between Veeco Instruments Inc.
                      and the stockholders of CVC, Inc. listed on Schedule
                      A attached thereto, together with related Company
                      Stockholders Powers of Attorney and Irrevocable
                      Proxies.

   5.3                Veeco Stockholders Voting Agreement, dated February
                      29, 2000, between CVC, Inc. and the stockholders of Veeco Instruments Inc. listed on Schedule A attached thereto, together with related Veeco Stockholders
                      Powers of Attorney and Irrevocable Proxies.

  99.1 Veeco Press Release dated March 1, 2000 as filed with the Securities and Exchange Commission pursuant to Rule 425.

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

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VEECO INSTRUMENTS INC.
                                    (Registrant)

March 13, 2000                      By: /s/ GREGORY A. ROBBINS
                                        ----------------------------------------
                                        Gregory A. Robbins
                                        Vice President and General Counsel

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                                  EXHIBIT INDEX

                                                                                           SEQUENTIALLY
EXHIBIT NO.                                 DESCRIPTION OF DOCUMENT                        NUMBERED PAGE
   5.1               Agrement and Plan of Merger, dated February 29, 2000,
                     among Veeco Instruments Inc., Veeco Acquisition
                     Corp. and CVC, Inc.

   5.2               Company Stockholders Voting Agreement, dated
                     February 29, 2000, between Veeco Instruments Inc. and the stockholders of CVC, Inc. listed on Schedule A attached thereto, together with related Company
                     Stockholders Powers of Attorney and Irrevocable
                     Proxies.

   5.3               Veeco Stockholders Voting Agreement, dated February
                     29, 2000, between CVC, Inc. and the stockholders of Veeco Instruments Inc. listed on Schedule A attached thereto, together with related Veeco Stockholders
                     Powers of Attorney and Irrevocable Proxies.

  99.1 Veeco Press Release dated March 1, 2000 as filed with the Securities and Exchange Commission pursuant to Rule 425.

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